UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 29, 2006

ENTERCOM COMMUNICATIONS CORP.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-14461	23-1701044
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

401 City Avenue, Suite 809
Bala Cynwyd, Pennsylvania	19004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (610) 660-5610

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                  Regulation FD Disclosure

The information disclosed in this Item 7.01 is being furnished and shall not be deemed to be “filed” for the purposes of the Securities Exchange Act of 1934.

On Wednesday March 29, 2005 at the Bank of America Media, Telecommunications and Entertainment Conference, Steve Fisher, the Executive Vice President & Chief Financial Officer of Entercom Communications Corp. (the “Company”), was asked a question about the lawsuit filed by the New York State Attorney General against the Company and certain of its subsidiaries.  In response to the question, Mr. Fisher said that the Attorney General’s complaint  “did not allege payola...  go to the New York Attorney General’s website and you will not see payola in the complaint.” He also stated that “[we said at the time the complaint was filed], we do not think we did anything wrong and we will take it to court.”

The Company wishes to provide this statement to clarify Mr. Fisher’s remarks.  Although the Attorney General’s complaint uses the word “payola” in several places to describe the Company’s alleged dealings with record companies, there is no cause of action in the complaint that the Company violated the federal statutes and regulations promulgated by the Federal Communications Commission (“FCC”) to deal with what is colloquially referred to as “payola.”  What is alleged by the Attorney General is that the Company’s practices violated provisions of New York State law, specifically New York General Business Law § 349, a consumer protection statute, and Executive Law § 63(12), which grants the Attorney General standing to seek an injunction against fraudulent acts. Following the filing of the complaint, the Company’s spokesperson stated that “Entercom is a company that believes in playing by the rules and does so, we have firm policies prohibiting payola ... and we enforce them.” The Company’s spokesperson also stated that, “now that the Attorney General has filed this civil action we are confident that the issues will be fully and fairly resolved by the court.”

The Company will take prompt steps to ensure that the clarifying information contained herein is made available on the Bank of America’s website where Mr. Fisher’s comments can be heard.

This Current Report on Form 8-K contains certain information regarding Entercom the Company and its business that has not been previously publicly reported and is being furnished to the Commission in order to satisfy Entercom the Company’s obligations under Regulation FD. The furnishing of this information shall not be deemed to be an admission that all or any portion of it is material. The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference in any other filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entercom Communications Corp.

	By:	/s/ John C. Donlevie
John C. Donlevie
Executive Vice President, Secretary and
General Counsel

Dated: March 31, 2006